EXHIBIT 32.1

Certification of Chief Executive Officer and Acting Chief Financial Officer Pursuant to 18 U.S.C. Section 1350,
as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q of AGR Tools, Inc. (the “Company”) for the quarter ended March 31, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Vern Wilson, as Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, to the best of his knowledge, that:

(1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 21, 2012	By:	/s/ Vern Wilson
Vern O.C. Wilson
Chief Executive Officer, Sole Director
Acting Chief Financial Officer